Featured Community: Camden Music Row ● Nashville, TN ● 430 Apartment Homes ● Acquired June 22, 2021

CAMDEN

Living Excellence

2Q21 Earnings Release & Supplemental Financial Information

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com
Investor Relations Contact ● Kim Callahan ● (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2021 OPERATING RESULTS

Houston, Texas (July 29, 2021) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and six months ended June 30, 2021. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and six months ended June 30, 2021 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Six Months Ended
	June 30		June 30
Per Diluted Share	2021	2020	2021	2020
EPS	$0.30	$0.17	$0.61	$0.60
FFO	$1.28	$1.09	$2.52	$2.44
AFFO	$1.10	$0.91	$2.21	$2.11

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	2Q21 vs. 2Q20	2Q21 vs. 1Q21	2021 vs. 2020
Revenues	4.1%	2.3%	1.9%
Expenses	6.2%	1.7%	5.8%
Net Operating Income ("NOI")	3.0%	2.7%	(0.3)%

Same Property Results	2Q21	2Q20	1Q21
Occupancy	96.9%	95.1%	96.0%

For 2021, the Company defines same property communities as communities owned and stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

July Collections

Same Property Scheduled Rents*	July 2021	July 2020	2Q21	2Q20
Collected	97.9%	98.7%	98.7%	97.3%
Deferred/Payment Plan Arranged	—%	—%	—%	1.1%
Delinquent	2.1%	1.3%	1.3%	1.6%

*Rent is recognized as earned. The Company evaluates collectability on an ongoing basis and any accounts considered uncollectable are recorded against property revenues.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1) (2)	July 2021*	July 2020	2Q21(2)	2Q20(2)
New Lease Rates	18.7%	(2.2)%	9.3%	(2.8)%
Renewal Rates	10.5%	1.1%	6.7%	0.3%
Blended Rates	14.6%	(0.7)%	8.0%	(1.1)%

New Leases	1,530	1,839	2,099	1,834
Renewals	1,606	1,790	2,173	2,169
Total Leases	3,136	3,629	4,272	4,003

New Lease and Renewal Data - Date Effective (3) (4)	July 2021*	July 2020	2Q21(4)	2Q20(4)
New Lease Rates	13.3%	(2.5)%	5.4%	(2.3)%
Renewal Rates	6.4%	0.1%	4.0%	2.3%
Blended Rates	9.8%	(1.2)%	4.7%	0.2%

New Leases	2,296	2,286	1,880	1,571
Renewals	2,378	2,502	1,765	1,977
Total Leases	4,674	4,788	3,645	3,548

*Data as of July 26, 2021
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Data represents average monthly leases signed during the period.
(3) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.
(4) Data represents average monthly leases effective during the period.

Occupancy and Turnover Data	July 2021*	July 2020	2Q21	2Q20
Occupancy	97.1%	95.2%	96.9%	95.1%
Annualized Gross Turnover	56%	61%	54%	54%
Annualized Net Turnover	47%	48%	45%	44%

*Data as of July 26, 2021

Development Activity
During the quarter, lease-up was completed at Camden RiNo in Denver, CO and Camden Cypress Creek II (JV) in Cypress, TX, and leasing began at Camden Hillcrest in San Diego, CA.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 7/25/2021
Camden Downtown I	Houston, TX	271	$131.6	92%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 7/25/2021
Camden North End II	Phoenix, AZ	343	$87.0	76%
Camden Lake Eola	Orlando, FL	360	125.0	57%
Camden Buckhead	Atlanta, GA	366	160.0	43%
Camden Hillcrest	San Diego, CA	132	95.0	16%
Camden Atlantic	Plantation, FL	269	100.0
Camden Tempe II	Tempe, AZ	397	115.0
Camden NoDa	Charlotte, NC	387	105.0
Camden Durham	Durham, NC	354	120.0
Total		2,608	$907.0

Acquisition Activity
During the quarter, the Company acquired Camden Franklin Park, a 328-home apartment community located in Franklin, TN, for approximately $105.3 million, and acquired Camden Music Row, a 430-home apartment community located in Nashville, TN, for approximately $186.3 million.

In June 2021, Camden acquired a 14.6-acre land parcel in The Woodlands, TX for approximately $9.3 million, and a 0.2-acre land parcel in St. Petersburg, FL for approximately $2.1 million for future development purposes.

Equity Issuance
During the three and six months ended June 30, 2021, the Company issued approximately 2.9 million common shares through its at-the-market (“ATM”) share offering program at an average price of $126.64 per share, for total net consideration of approximately $358.8 million.

Liquidity Analysis
As of June 30, 2021, Camden had approximately $1.3 billion of liquidity comprised of approximately $375 million in cash and cash equivalents and no amounts outstanding on its $900 million unsecured credit facility. The Company has no scheduled debt maturities until 2022, and at quarter-end had $302 million left to fund under its existing wholly-owned development pipeline.
As of June 30, 2021, Camden had outstanding letters of credit totaling approximately $12 million, which reduced the availability under its unsecured credit facility to $888 million.

Earnings Guidance
Camden updated its earnings guidance for 2021 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2021 as detailed below.

	3Q21	2021	2021 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.22 - $0.28	$1.09 - $1.29	$1.19	$0.99	$0.20
FFO	$1.30 - $1.36	$5.17 - $5.37	$5.27	$5.09	$0.18

		2021	2021 Midpoint
Same Property Growth		Range	Current	Prior	Change
Revenues		3.25% - 4.25%	3.75%	1.60%	2.15%
Expenses		3.35% - 4.15%	3.75%	3.90%	(0.15)%
NOI		2.75% - 4.75%	3.75%	0.25%	3.50%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2021 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, July 30, 2021 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 4745317
Webcast: https://services.choruscall.com/mediaframe/webcast.html?webcastid=Y0Uocwtj

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 169 properties containing 57,611 apartment homes across the United States. Upon completion of 8 properties currently under development, the Company’s portfolio will increase to 60,219 apartment homes in 177 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 14 consecutive years, most recently ranking #8.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Property revenues (a)	$276,523	$250,683	$544,091	$516,562

Adjusted EBITDA (b)	153,371	146,477	301,067	300,473

Net income attributable to common shareholders (c)	30,179	16,477	61,526	59,761
Per share - basic	0.30	0.17	0.61	0.60
Per share - diluted	0.30	0.17	0.61	0.60

Funds from operations	131,191	110,367	256,970	246,686
Per share - diluted	1.28	1.09	2.52	2.44

Adjusted funds from operations	112,383	91,585	225,482	213,079
Per share - diluted	1.10	0.91	2.21	2.11

Dividends per share	0.83	0.83	1.66	1.66
Dividend payout ratio (FFO)	64.8%	76.1%	65.9%	68.0%

Interest expensed	24,084	23,482	47,728	43,189
Interest capitalized	4,409	4,087	9,255	8,617
Total interest incurred	28,493	27,569	56,983	51,806

Net Debt to Annualized Adjusted EBITDA (d)	4.6x	4.6x	4.7x	4.4x
Interest expense coverage ratio	6.4x	6.2x	6.3x	7.0x
Total interest coverage ratio	5.4x	5.3x	5.3x	5.8x
Fixed charge expense coverage ratio	6.4x	6.2x	6.3x	7.0x
Total fixed charge coverage ratio	5.4x	5.3x	5.3x	5.8x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.2x	2.9x	3.2x	2.9x

Same property NOI growth (e)	3.0%	(1.1)%	(0.3)%	2.2%
(# of apartment homes included)	45,492	43,710	45,492	43,710

Gross turnover of apartment homes (annualized)	54%	51%	50%	49%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	45%	41%	40%	39%

			As of June 30,
			2021	2020
Total assets			$7,457,117	$7,321,700
Total debt			$3,168,492	$3,224,871
Common and common equivalent shares, outstanding end of period (f)			104,344	101,192
Share price, end of period			$132.67	$91.22
Book equity value, end of period (g)			$3,786,208	$3,610,567
Market equity value, end of period (h)			$13,843,318	$9,230,734

(a) Property revenues were negatively impacted for the three and six months ended June 30, 2020 by approximately $9.1 million of Resident Relief Funds.
(b) Adjusted EBITDA for the three and six months ended June 30, 2020 excludes an approximate $13.9 million Pandemic Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, directly-related pandemic expenses, and bonuses paid to on-site employees.
(c) Net income attributable to common shareholders includes the approximate $14.4 million Pandemic Related Impact for the three and six months ended June 30, 2020. Please refer to page 27, footnote (a), for additional detail breakdown of the Pandemic Related Impact.
(d) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.
(e) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale.
(f) Includes at June 30, 2021: 102,667 common shares (including 86 common share equivalents related to share awards), plus 1,677 common share equivalents upon the assumed conversion of non-controlling units.
(g) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(h) Includes: common shares, common units, and common share equivalents.
Note: Please refer to pages 27, 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
OPERATING DATA

Property revenues (a)	$276,523	$250,683	$544,091	$516,562

Property expenses
Property operating and maintenance	65,544	64,641	129,023	124,597
Real estate taxes	37,427	35,040	74,880	69,220
Total property expenses	102,971	99,681	203,903	193,817

Non-property income
Fee and asset management	2,263	2,380	4,469	4,907
Interest and other income	257	325	589	654
Income/(loss) on deferred compensation plans	6,400	11,435	10,026	(3,425)
Total non-property income	8,920	14,140	15,084	2,136

Other expenses
Property management	6,436	5,939	12,560	12,466
Fee and asset management	1,019	820	2,151	1,663
General and administrative	15,246	14,391	29,468	27,624
Interest	24,084	23,482	47,728	43,189
Depreciation and amortization	99,586	92,803	192,727	184,662
Expense/(benefit) on deferred compensation plans	6,400	11,435	10,026	(3,425)
Total other expenses	152,771	148,870	294,660	266,179

Gain on sale of land	—	—	—	382
Equity in income of joint ventures	2,198	1,633	4,112	3,755
Income from continuing operations before income taxes	31,899	17,905	64,724	62,839
Income tax expense	(460)	(394)	(812)	(861)
Net income	31,439	17,511	63,912	61,978
Less income allocated to non-controlling interests	(1,260)	(1,034)	(2,386)	(2,217)
Net income attributable to common shareholders (b)	$30,179	$16,477	$61,526	$59,761

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$31,439	$17,511	$63,912	$61,978
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	372	366	745	732
Comprehensive income	31,811	17,877	64,657	62,710
Less income allocated to non-controlling interests	(1,260)	(1,034)	(2,386)	(2,217)
Comprehensive income attributable to common shareholders	$30,551	$16,843	$62,271	$60,493

PER SHARE DATA

Total earnings per common share - basic	$0.30	$0.17	$0.61	$0.60
Total earnings per common share - diluted	0.30	0.17	0.61	0.60

Weighted average number of common shares outstanding:
Basic	100,701	99,399	100,127	99,348
Diluted	100,767	99,408	100,197	99,394

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended June 30, 2021, we recognized $276.5 million of property revenue which consisted of approximately $242.9 million of rental revenue and approximately $33.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.  This compares to property revenue of $250.7 million recognized for the three months ended June 30, 2020, made up of approximately $221.4 million of rental revenue, net of $9.1 million related to the Resident Relief Funds, and approximately $29.3 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the six months ended June 30, 2021, we recognized $544.1 million of property revenue which consisted of approximately $478.6 million of rental revenue and approximately $65.5 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to $516.6 million of property revenue recognized for the six months ended June 30, 2020, made up of approximately $458.0 million of rental revenue, net of $9.1 million related to the Resident Relief Funds, and approximately $58.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $7.6 million and $7.1 million for the three months ended June 30, 2021 and 2020, respectively, and was $15.3 million and $14.0 million for the six months ended June 30, 2021 and 2020, respectively.

(b) Net income attributable to common shareholders for the three and six months ended June 30, 2020 was negatively impacted by an approximate $14.4 million Pandemic Related Impact. Please refer to page 27, footnote (a), for additional detail on the breakdown of the Pandemic Related Impact.

Note: Please refer to pages 27, 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$30,179	$16,477	$61,526	$59,761
Real estate depreciation and amortization	97,122	90,500	187,829	180,011
Adjustments for unconsolidated joint ventures	2,630	2,287	5,229	4,529
Income allocated to non-controlling interests	1,260	1,103	2,386	2,385
Funds from operations	$131,191	$110,367	$256,970	$246,686

Less: recurring capitalized expenditures (b)	(18,808)	(18,782)	(31,488)	(33,607)

Adjusted funds from operations	$112,383	$91,585	$225,482	$213,079

PER SHARE DATA
Funds from operations - diluted	$1.28	$1.09	$2.52	$2.44
Adjusted funds from operations - diluted	1.10	0.91	2.21	2.11
Distributions declared per common share	0.83	0.83	1.66	1.66

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	102,444	101,156	101,896	101,142

PROPERTY DATA
Total operating properties (end of period) (c)	169	164	169	164
Total operating apartment homes in operating properties (end of period) (c)	57,611	56,112	57,611	56,112
Total operating apartment homes (weighted average)	49,887	49,069	49,663	49,043

(a) Net income attributable to common shareholders for the three and six months ended June 30, 2020 was negatively impacted by an approximate $14.4 million Pandemic Related Impact. Please refer to page 27, footnote (a), for additional detail on the breakdown of the Pandemic Related Impact.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 27, 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
ASSETS
Real estate assets, at cost
Land	$1,285,634	$1,233,937	$1,225,214	$1,216,942	$1,206,656
Buildings and improvements	8,288,865	7,863,707	7,763,748	7,677,676	7,597,165
	9,574,499	9,097,644	8,988,962	8,894,618	8,803,821
Accumulated depreciation	(3,219,085)	(3,124,504)	(3,034,186)	(2,944,769)	(2,857,124)
Net operating real estate assets	6,355,414	5,973,140	5,954,776	5,949,849	5,946,697
Properties under development, including land	443,100	541,958	564,215	522,664	514,336
Investments in joint ventures	18,415	18,800	18,994	20,992	21,735
Total real estate assets	6,816,929	6,533,898	6,537,985	6,493,505	6,482,768
Accounts receivable – affiliates	19,183	19,502	20,158	20,152	21,432
Other assets, net (a)	241,687	213,126	216,276	217,534	211,823
Cash and cash equivalents	374,556	333,402	420,441	589,614	601,584
Restricted cash	4,762	4,105	4,092	3,918	4,093
Total assets	$7,457,117	$7,104,033	$7,198,952	$7,324,723	$7,321,700

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,168,492	$3,167,557	$3,166,625	$3,225,799	$3,224,871
Accounts payable and accrued expenses	155,057	159,111	175,608	183,654	167,453
Accrued real estate taxes	66,696	33,155	66,156	87,159	62,499
Distributions payable	86,689	84,282	84,147	84,137	84,138
Other liabilities (b)	193,975	185,852	189,829	177,967	172,172
Total liabilities	3,670,909	3,629,957	3,682,365	3,758,716	3,711,133

Equity
Common shares of beneficial interest	1,098	1,070	1,069	1,068	1,068
Additional paid-in capital	4,953,703	4,588,056	4,581,710	4,577,813	4,574,387
Distributions in excess of net income attributable to common shareholders	(897,761)	(842,628)	(791,079)	(737,556)	(689,809)
Treasury shares	(334,161)	(335,511)	(341,412)	(341,831)	(341,637)
Accumulated other comprehensive income (loss) (c)	(4,638)	(5,010)	(5,383)	(5,431)	(5,797)
Total common equity	3,718,241	3,405,977	3,444,905	3,494,063	3,538,212
Non-controlling interests	67,967	68,099	71,682	71,944	72,355
Total equity	3,786,208	3,474,076	3,516,587	3,566,007	3,610,567
Total liabilities and equity	$7,457,117	$7,104,033	$7,198,952	$7,324,723	$7,321,700

(a) Includes net deferred charges of:	$1,655	$2,031	$2,299	$2,686	$3,031

(b) Includes deferred revenues of:	$232	$256	$284	$314	$344

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain (loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2021 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (a)	6,204	378	—	—	6,582	281	6,863
Houston, TX	6,227	552	271	—	7,050	2,756	9,806
Atlanta, GA	4,262	—	—	366	4,628	234	4,862
Phoenix, AZ	3,245	441	—	740	4,426	—	4,426
Los Angeles/Orange County, CA	2,116	547	—	—	2,663	—	2,663
SE Florida	1,956	825	—	269	3,050	—	3,050
Dallas, TX	4,416	—	—	—	4,416	1,250	5,666
Denver, CO	2,632	233	—	—	2,865	—	2,865
Orlando, FL	2,995	299	—	360	3,654	300	3,954
Charlotte, NC	2,810	28	—	387	3,225	266	3,491
Raleigh, NC	2,352	540	—	354	3,246	350	3,596
Tampa, FL	2,286	—	—	—	2,286	450	2,736
San Diego/Inland Empire, CA	1,665	—	—	132	1,797	—	1,797
Austin, TX	2,326	—	—	—	2,326	1,360	3,686
Nashville, TN	—	758	—	—	758	—	758
Total Portfolio	45,492	4,601	271	2,608	52,972	7,247	60,219

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
D.C. Metro (a)	17.3%	16.6%	16.3%	96.7%	96.0%	95.9%	96.3%	95.8%
Houston, TX	10.0%	10.4%	11.1%	95.7%	94.0%	92.7%	93.3%	93.4%
Atlanta, GA	9.6%	8.6%	8.5%	97.4%	96.5%	96.2%	96.0%	95.5%
Phoenix, AZ	7.9%	8.1%	7.8%	96.9%	97.1%	96.7%	95.2%	94.5%
Los Angeles/Orange County, CA	6.1%	7.3%	7.0%	97.3%	96.4%	96.4%	95.5%	94.2%
SE Florida	5.4%	7.1%	6.8%	98.0%	97.1%	95.7%	95.3%	95.0%
Dallas, TX	7.1%	6.4%	6.8%	96.6%	96.0%	95.3%	95.3%	95.2%
Denver, CO	6.6%	6.4%	6.2%	96.4%	96.1%	95.8%	96.0%	95.5%
Orlando, FL	5.8%	5.7%	5.7%	97.1%	94.9%	94.1%	94.7%	94.5%
Charlotte, NC	5.7%	5.4%	5.3%	96.3%	95.6%	95.3%	95.3%	94.9%
Raleigh, NC	4.3%	4.9%	4.9%	97.1%	96.3%	95.9%	96.4%	96.0%
Tampa, FL	5.1%	4.6%	4.7%	97.6%	97.3%	96.7%	95.7%	95.1%
San Diego/Inland Empire, CA	4.9%	4.4%	4.3%	97.4%	97.4%	97.0%	96.3%	95.4%
Austin, TX	4.2%	3.8%	4.3%	97.3%	96.3%	95.6%	95.7%	95.4%
Nashville, TN	—%	0.3%	0.3%	97.0%	—%	—%	—%	—%
Total Portfolio	100.0%	100.0%	100.0%	96.8%	95.9%	95.3%	95.3%	94.9%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2021	2020	Change	2021	2020	Change
"Same Property" Communities (a)	45,492	$245,330	$235,606	$9,724	$485,042	$476,211	$8,831
Non-"Same Property" Communities (b)	4,601	25,531	22,274	3,257	49,368	45,257	4,111
Development and Lease-Up Communities (c)	2,879	3,567	304	3,263	6,001	379	5,622
Resident Relief Funds (d)	—	—	(9,074)	9,074	—	(9,074)	9,074
Other (e)	—	2,095	1,573	522	3,680	3,789	(109)
Total Property Revenues	52,972	$276,523	$250,683	$25,840	$544,091	$516,562	$27,529

Property Expenses
"Same Property" Communities (a)	45,492	$90,770	$85,504	$5,266	$179,999	$170,155	$9,844
Non-"Same Property" Communities (b)	4,601	9,536	8,587	949	18,883	17,143	1,740
Development and Lease-Up Communities (c)	2,879	1,679	643	1,036	3,008	793	2,215
Pandemic Expenses (f)	—	—	4,096	(4,096)	—	4,096	(4,096)
Other (e)	—	986	851	135	2,013	1,630	383
Total Property Expenses	52,972	$102,971	$99,681	$3,290	$203,903	$193,817	$10,086

Property Net Operating Income
"Same Property" Communities (a)	45,492	$154,560	$150,102	$4,458	$305,043	$306,056	($1,013)
Non-"Same Property" Communities (b)	4,601	15,995	13,687	2,308	30,485	28,114	2,371
Development and Lease-Up Communities (c)	2,879	1,888	(339)	2,227	2,993	(414)	3,407
Pandemic Related Impact (d) (f)	—	—	(13,170)	13,170	—	(13,170)	13,170
Other (e)	—	1,109	722	387	1,667	2,159	(492)
Total Property Net Operating Income	52,972	$173,552	$151,002	$22,550	$340,188	$322,745	$17,443

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2020, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2020, excluding properties held for sale.

(d) Two Resident Relief Funds were established for residents experiencing financial losses caused by the pandemic, and was paid out to approximately 7,100 residents of our wholly-owned communities. All charges related to these funds were recognized in 2Q20 as a reduction of revenue.

(e) "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

(f) The Company incurred approximately $4.1 million of pandemic expenses at our operating communities, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.3 million in other directly-related pandemic expenses, for the three and six months ended June 30, 2020.

CAMDEN	"SAME PROPERTY"
SECOND QUARTER COMPARISONS
June 30, 2021
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q21	2Q20	Growth	2Q21	2Q20	Growth	2Q21	2Q20	Growth
D.C. Metro	6,204	$39,006	$38,306	1.8%	$12,187	$11,762	3.6%	$26,819	$26,544	1.0%
Houston, TX	6,227	29,543	29,119	1.5%	14,086	13,455	4.7%	15,457	15,664	(1.3)%
Atlanta, GA	4,262	23,120	21,880	5.7%	8,336	7,520	10.9%	14,784	14,360	3.0%
Phoenix, AZ	3,245	17,492	16,029	9.1%	5,206	4,822	8.0%	12,286	11,207	9.6%
Dallas, TX	4,416	20,601	19,874	3.7%	9,584	8,977	6.8%	11,017	10,897	1.1%
Denver, CO	2,632	15,138	14,564	3.9%	4,978	4,825	3.2%	10,160	9,739	4.3%
Los Angeles/Orange County, CA	2,116	14,415	14,159	1.8%	4,982	4,252	17.2%	9,433	9,907	(4.8)%
Orlando, FL	2,995	14,365	13,753	4.4%	5,415	5,098	6.2%	8,950	8,655	3.4%
Charlotte, NC	2,810	13,268	12,910	2.8%	4,449	4,223	5.4%	8,819	8,687	1.5%
SE Florida	1,956	12,873	11,855	8.6%	4,567	4,346	5.1%	8,306	7,509	10.6%
Tampa, FL	2,286	12,526	11,482	9.1%	4,679	4,390	6.6%	7,847	7,092	10.6%
San Diego/Inland Empire, CA	1,665	11,071	10,690	3.6%	3,504	3,593	(2.5)%	7,567	7,097	6.6%
Raleigh, NC	2,352	10,103	9,659	4.6%	3,468	3,248	6.8%	6,635	6,411	3.5%
Austin, TX	2,326	11,809	11,326	4.3%	5,329	4,993	6.7%	6,480	6,333	2.3%

Total Same Property	45,492	$245,330	$235,606	4.1%	$90,770	$85,504	6.2%	$154,560	$150,102	3.0%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q21	2Q20	Growth	2Q21	2Q20	Growth	2Q21	2Q20	Growth
D.C. Metro	17.3%	96.8%	96.0%	0.8%	$1,880	$1,899	(1.0)%	$2,164	$2,144	1.0%
Houston, TX	10.0%	95.6%	93.5%	2.1%	1,412	1,467	(3.7)%	1,657	1,666	(0.6)%
Atlanta, GA	9.6%	97.4%	95.5%	1.9%	1,571	1,555	1.0%	1,858	1,791	3.8%
Phoenix, AZ	7.9%	97.0%	94.5%	2.5%	1,562	1,492	4.7%	1,852	1,738	6.6%
Dallas, TX	7.1%	96.5%	95.2%	1.3%	1,347	1,354	(0.5)%	1,613	1,576	2.4%
Denver, CO	6.6%	96.4%	95.5%	0.9%	1,707	1,693	0.8%	1,988	1,931	3.0%
Los Angeles/Orange County, CA	6.1%	97.3%	94.3%	3.0%	2,210	2,247	(1.6)%	2,335	2,365	(1.2)%
Orlando, FL	5.8%	97.7%	94.9%	2.8%	1,400	1,413	(0.9)%	1,638	1,613	1.6%
Charlotte, NC	5.7%	96.5%	94.8%	1.7%	1,393	1,386	0.5%	1,631	1,615	1.1%
SE Florida	5.4%	98.0%	95.7%	2.3%	1,919	1,899	1.1%	2,241	2,108	6.3%
Tampa, FL	5.1%	97.7%	95.2%	2.5%	1,589	1,538	3.3%	1,871	1,755	6.6%
San Diego/Inland Empire, CA	4.9%	97.4%	95.4%	2.0%	2,106	2,039	3.3%	2,276	2,240	1.6%
Raleigh, NC	4.3%	97.3%	96.3%	1.0%	1,215	1,186	2.4%	1,473	1,422	3.6%
Austin, TX	4.2%	97.2%	94.9%	2.3%	1,477	1,485	(0.5)%	1,741	1,707	2.0%

Total Same Property	100.0%	96.9%	95.1%	1.8%	$1,596	$1,595	0.1%	$1,856	$1,814	2.3%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any Pandemic Related Impact.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
June 30, 2021
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q21	1Q21	Growth	2Q21	1Q21	Growth	2Q21	1Q21	Growth
D.C. Metro	6,204	$39,006	$38,584	1.1%	$12,187	$12,519	(2.7)%	$26,819	$26,065	2.9%
Houston, TX	6,227	29,543	28,606	3.3%	14,086	13,667	3.1%	15,457	14,939	3.5%
Atlanta, GA	4,262	23,120	22,518	2.7%	8,336	7,798	6.9%	14,784	14,720	0.4%
Phoenix, AZ	3,245	17,492	17,101	2.3%	5,206	5,015	3.8%	12,286	12,086	1.7%
Dallas, TX	4,416	20,601	20,067	2.7%	9,584	9,477	1.1%	11,017	10,590	4.0%
Denver, CO	2,632	15,138	14,842	2.0%	4,978	4,664	6.7%	10,160	10,178	(0.2)%
Los Angeles/Orange County, CA	2,116	14,415	14,098	2.2%	4,982	5,096	(2.2)%	9,433	9,002	4.8%
Orlando, FL	2,995	14,365	14,125	1.7%	5,415	5,431	(0.3)%	8,950	8,694	2.9%
Charlotte, NC	2,810	13,268	12,936	2.6%	4,449	4,328	2.8%	8,819	8,608	2.5%
SE Florida	1,956	12,873	12,512	2.9%	4,567	4,449	2.7%	8,306	8,063	3.0%
Tampa, FL	2,286	12,526	12,246	2.3%	4,679	4,486	4.3%	7,847	7,760	1.1%
San Diego/Inland Empire, CA	1,665	11,071	10,881	1.7%	3,504	3,495	0.3%	7,567	7,386	2.5%
Raleigh, NC	2,352	10,103	9,800	3.1%	3,468	3,422	1.3%	6,635	6,378	4.0%
Austin, TX	2,326	11,809	11,396	3.6%	5,329	5,382	(1.0)%	6,480	6,014	7.7%

Total Same Property	45,492	$245,330	$239,712	2.3%	$90,770	$89,229	1.7%	$154,560	$150,483	2.7%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q21	1Q21	Growth	2Q21	1Q21	Growth	2Q21	1Q21	Growth
D.C. Metro	17.3%	96.8%	96.2%	0.6%	$1,880	$1,879	0.1%	$2,164	$2,155	0.5%
Houston, TX	10.0%	95.6%	93.4%	2.2%	1,412	1,377	2.5%	1,657	1,640	1.1%
Atlanta, GA	9.6%	97.4%	96.6%	0.8%	1,571	1,554	1.1%	1,858	1,824	1.9%
Phoenix, AZ	7.9%	97.0%	97.3%	(0.3)%	1,562	1,530	2.1%	1,852	1,806	2.6%
Dallas, TX	7.1%	96.5%	95.8%	0.7%	1,347	1,334	1.0%	1,613	1,580	2.0%
Denver, CO	6.6%	96.4%	96.1%	0.3%	1,707	1,690	1.0%	1,988	1,956	1.7%
Los Angeles/Orange County, CA	6.1%	97.3%	96.3%	1.0%	2,210	2,207	0.1%	2,335	2,306	1.2%
Orlando, FL	5.8%	97.7%	96.0%	1.7%	1,400	1,394	0.4%	1,638	1,637	0.0%
Charlotte, NC	5.7%	96.5%	95.6%	0.9%	1,393	1,377	1.2%	1,631	1,605	1.7%
SE Florida	5.4%	98.0%	97.2%	0.8%	1,919	1,893	1.4%	2,241	2,193	2.1%
Tampa, FL	5.1%	97.7%	97.4%	0.3%	1,589	1,562	1.7%	1,871	1,833	2.0%
San Diego/Inland Empire, CA	4.9%	97.4%	97.4%	0.0%	2,106	2,081	1.2%	2,276	2,237	1.7%
Raleigh, NC	4.3%	97.3%	96.3%	1.0%	1,215	1,198	1.4%	1,473	1,444	2.1%
Austin, TX	4.2%	97.2%	96.0%	1.2%	1,477	1,459	1.2%	1,741	1,701	2.4%

Total Same Property	100.0%	96.9%	96.0%	0.9%	$1,596	$1,579	1.1%	$1,856	$1,829	1.4%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any Pandemic Related Impact.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
June 30, 2021
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2021	2020	Growth	2021	2020	Growth	2021	2020	Growth
D.C. Metro	6,204	$77,590	$77,031	0.7%	$24,706	$23,785	3.9%	$52,884	$53,246	(0.7)%
Houston, TX	6,227	58,149	59,225	(1.8)%	27,753	26,638	4.2%	30,396	32,587	(6.7)%
Atlanta, GA	4,262	45,638	43,914	3.9%	16,134	14,962	7.8%	29,504	28,952	1.9%
Phoenix, AZ	3,245	34,593	32,198	7.4%	10,221	9,666	5.7%	24,372	22,532	8.2%
Dallas, TX	4,416	40,668	40,061	1.5%	19,061	17,558	8.6%	21,607	22,503	(4.0)%
Denver, CO	2,632	29,980	29,209	2.6%	9,642	9,289	3.8%	20,338	19,920	2.1%
Los Angeles/Orange County, CA	2,116	28,513	29,266	(2.6)%	10,078	8,576	17.5%	18,435	20,690	(10.9)%
Orlando, FL	2,995	28,490	27,951	1.9%	10,846	10,296	5.3%	17,644	17,655	(0.1)%
Charlotte, NC	2,810	26,204	25,999	0.8%	8,777	8,415	4.3%	17,427	17,584	(0.9)%
SE Florida	1,956	25,385	24,339	4.3%	9,016	8,496	6.1%	16,369	15,843	3.3%
Tampa, FL	2,286	24,772	23,253	6.5%	9,165	8,762	4.6%	15,607	14,491	7.7%
San Diego/Inland Empire, CA	1,665	21,952	21,549	1.9%	6,999	7,216	(3.0)%	14,953	14,333	4.3%
Raleigh, NC	2,352	19,903	19,277	3.2%	6,890	6,476	6.4%	13,013	12,801	1.7%
Austin, TX	2,326	23,205	22,939	1.2%	10,711	10,020	6.9%	12,494	12,919	(3.3)%

Total Same Property	45,492	$485,042	$476,211	1.9%	$179,999	$170,155	5.8%	$305,043	$306,056	(0.3)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2021	2020	Growth	2021	2020	Growth	2021	2020	Growth
D.C. Metro	17.3%	96.5%	96.3%	0.2%	$1,879	$1,893	(0.7)%	$2,160	$2,148	0.5%
Houston, TX	9.9%	94.5%	94.5%	0.0%	1,395	1,468	(5.0)%	1,647	1,677	(1.8)%
Atlanta, GA	9.7%	97.0%	95.5%	1.5%	1,563	1,556	0.4%	1,840	1,798	2.4%
Phoenix, AZ	8.0%	97.1%	95.6%	1.5%	1,546	1,485	4.1%	1,829	1,728	5.9%
Dallas, TX	7.1%	96.2%	95.7%	0.5%	1,341	1,353	(0.9)%	1,596	1,580	1.0%
Denver, CO	6.7%	96.3%	95.5%	0.8%	1,698	1,691	0.4%	1,972	1,936	1.8%
Los Angeles/Orange County, CA	6.0%	96.8%	94.9%	1.9%	2,209	2,249	(1.8)%	2,320	2,430	(4.5)%
Orlando, FL	5.8%	96.8%	95.6%	1.2%	1,397	1,412	(1.1)%	1,637	1,627	0.7%
Charlotte, NC	5.7%	96.1%	95.6%	0.5%	1,385	1,384	0.1%	1,618	1,612	0.3%
SE Florida	5.4%	97.6%	96.4%	1.2%	1,906	1,904	0.1%	2,216	2,151	3.1%
Tampa, FL	5.1%	97.5%	95.6%	1.9%	1,575	1,535	2.6%	1,854	1,774	4.6%
San Diego/Inland Empire, CA	4.9%	97.4%	94.8%	2.6%	2,094	2,036	2.8%	2,257	2,274	(0.7)%
Raleigh, NC	4.3%	96.8%	96.3%	0.5%	1,206	1,182	2.0%	1,457	1,419	2.7%
Austin, TX	4.1%	96.6%	95.5%	1.1%	1,468	1,487	(1.3)%	1,721	1,721	0.1%

Total Same Property	100.0%	96.4%	95.6%	0.8%	$1,588	$1,594	(0.4)%	$1,843	$1,823	1.1%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any Pandemic Related Impact.

(b) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
June 30, 2021
(In thousands)

(Unaudited)

					% of Actual
					2Q21 Operating
Quarterly Comparison (a)	2Q21	2Q20	$ Change	% Change	Expenses

Property taxes	$32,801	$30,937	$1,864	6.0%	36.1%
Salaries and Benefits for On-site Employees	18,514	18,428	86	0.5%	20.4%
Utilities	18,237	18,081	156	0.9%	20.1%
Repairs and Maintenance	11,279	10,164	1,115	11.0%	12.4%
Property Insurance	4,125	2,774	1,351	48.7%	4.6%
General and Administrative	3,472	2,953	519	17.6%	3.8%
Marketing and Leasing	1,439	1,335	104	7.8%	1.6%
Other	903	832	71	8.5%	1.0%

Total Same Property	$90,770	$85,504	$5,266	6.2%	100.0%

					% of Actual
					2Q21 Operating
Sequential Comparison (a)	2Q21	1Q21	$ Change	% Change	Expenses

Property taxes	$32,801	$33,033	($232)	(0.7)%	36.1%
Salaries and Benefits for On-site Employees	18,514	18,389	125	0.7%	20.4%
Utilities	18,237	18,859	(622)	(3.3)%	20.1%
Repairs and Maintenance	11,279	10,046	1,233	12.3%	12.4%
Property Insurance	4,125	3,271	854	26.1%	4.6%
General and Administrative	3,472	3,372	100	3.0%	3.8%
Marketing and Leasing	1,439	1,393	46	3.3%	1.6%
Other	903	866	37	4.3%	1.0%

Total Same Property	$90,770	$89,229	$1,541	1.7%	100.0%

					% of Actual
					2021 Operating
Year to Date Comparison (a)	2021	2020	$ Change	% Change	Expenses

Property taxes	$65,834	$61,369	$4,465	7.3%	36.6%
Salaries and Benefits for On-site Employees	36,903	36,586	317	0.9%	20.5%
Utilities	37,096	36,127	969	2.7%	20.6%
Repairs and Maintenance	21,325	19,814	1,511	7.6%	11.8%
Property Insurance	7,396	5,641	1,755	31.1%	4.1%
General and Administrative	6,844	6,267	577	9.2%	3.8%
Marketing and Leasing	2,832	2,706	126	4.7%	1.6%
Other	1,769	1,645	124	7.5%	1.0%

Total Same Property	$179,999	$170,155	$9,844	5.8%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2020, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any Pandemic Related Impact.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING DATA (a)	2021	2020	2021	2020

Property revenues	$10,690	$9,617	$21,034	$19,726

Property expenses
Property operating and maintenance	2,736	2,719	5,471	5,234
Real estate taxes	1,770	1,628	3,522	3,279
	4,506	4,347	8,993	8,513

Net Operating Income	6,184	5,270	12,041	11,213

Other expenses
Interest	1,321	1,384	2,627	2,922
Depreciation and amortization	2,568	2,165	5,106	4,362
Other	97	88	196	174
Total other expenses	3,986	3,637	7,929	7,458

Equity in income of joint ventures (b)	$2,198	$1,633	$4,112	$3,755

	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
BALANCE SHEET DATA (c)
Land	$109,437	$109,437	$109,437	$108,735	$108,294
Building & Improvements	811,150	806,374	803,400	784,414	765,983
	920,587	915,811	912,837	893,149	874,277
Accumulated Depreciation	(270,495)	(261,993)	(253,598)	(245,359)	(237,590)
Net operating real estate assets	650,092	653,818	659,239	647,790	636,687
Properties under development and land	—	—	—	14,579	21,720
Cash and other assets, net	37,982	28,567	32,270	34,906	30,156
Total assets	$688,074	$682,385	$691,509	$697,275	$688,563

Notes payable	$514,454	$512,460	$509,106	$507,222	$501,601
Other liabilities	26,566	21,537	33,291	34,545	29,262
Total liabilities	541,020	533,997	542,397	541,767	530,863

Member's equity	147,054	148,388	149,112	155,508	157,700
Total liabilities and members' equity	$688,074	$682,385	$691,509	$697,275	$688,563

Company's equity investment	$18,415	$18,800	$18,994	$20,992	$21,735

Company's pro-rata share of debt	$161,024	$160,400	$159,349	$158,760	$157,001

PROPERTY DATA (end of period)
Total operating properties	22	22	22	21	21
Total operating apartment homes	7,247	7,247	7,247	7,013	7,013
Pro-rata share of operating apartment homes	2,268	2,268	2,268	2,195	2,195
Total development properties	—	—	—	1	1
Total development apartment homes	—	—	—	234	234
Pro-rata share of development apartment homes	—	—	—	73	73
Company's pro-rata ownership	31.3%	31.3%	31.3%	31.3%	31.3%

(a) Operating data represents Camden's pro-rata share of revenues and expenses.

(b) Includes a reduction of property revenues of approximately $0.4 million (Camden's pro-rata share) related to our Resident Relief Funds that provided financial assistance to approximately 1,100 resident of our joint venture communities that are experiencing financial losses caused by the pandemic, for the three and six months ended June 30, 2020.

(c) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2021 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 7/25/2021
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Downtown I	271	$131.6			4Q17	1Q20	3Q20	4Q21	92%	90%
	Houston, TX

Total Completed Communities in Lease-Up		271	$131.6							92%	90%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 7/25/2021
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden North End II	343	$87.0	$77.9	$7.2	1Q19	4Q20	4Q21	2Q22	76%	71%
	Phoenix, AZ
2.	Camden Lake Eola	360	125.0	124.0	27.9	2Q18	1Q21	3Q21	2Q22	57%	44%
	Orlando, FL
3.	Camden Buckhead	366	160.0	140.0	69.3	3Q18	1Q21	1Q22	3Q22	43%	32%
	Atlanta, GA
4.	Camden Hillcrest	132	95.0	80.2	46.6	3Q19	2Q21	4Q21	3Q22	16%	11%
	San Diego, CA
5.	Camden Atlantic	269	100.0	61.9	61.9	3Q20	4Q22	4Q22	4Q23
	Plantation, FL
6.	Camden Tempe II	397	115.0	41.8	41.8	3Q20	4Q22	3Q23	1Q25
	Tempe, AZ
7.	Camden NoDa	387	105.0	41.2	41.2	3Q20	1Q23	3Q23	1Q25
	Charlotte, NC
8.	Camden Durham	354	120.0	38.4	38.4	1Q21	2Q23	4Q23	1Q25
	Durham, NC

Total Development Communities		2,608	$907.0	$605.4	$334.3					54%	44%

Additional Development Pipeline (a)					108.8

Total Properties Under Development and Land (per Balance Sheet)					$443.1

NOI Contribution from Development Communities ($ in millions)								Cost to Date	2Q21 NOI
Communities that Stabilized During Quarter								$79.1	$0.8
Completed Communities in Lease-Up								131.6	0.6
Development Communities in Lease-Up								422.1	1.3
Total Development Communities NOI Contribution								$632.8	$2.7

(a) Please refer to the Development Pipeline Summary on page 19.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF JUNE 30, 2021 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Village District	355	$115.0	$22.3
	Raleigh, NC
2.	Camden Woodmill Creek	188	60.0	9.6
	The Woodlands, TX
3.	Camden Arts District	354	150.0	35.9
	Los Angeles, CA
4.	Camden Pier District II	95	50.0	2.4
	St. Petersburg, FL
5.	Camden Paces III	350	100.0	17.4
	Atlanta, GA
6.	Camden Downtown II	271	145.0	12.4
	Houston, TX
7.	Camden Highland Village II	300	100.0	8.8
	Houston, TX

Development Pipeline		1,913	$720.0	$108.8

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS

(Unaudited)

2021 ACQUISITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
2021 Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Franklin Park	Franklin, TN	$105.3	328 Homes	$1,742	2018	6/2/2021
2.	Camden Music Row	Nashville, TN	186.3	430 Homes	2,039	2016	6/22/2021

Total/Average Acquisitions			$291.6	758 Homes	$1,910

2021 Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Woodmill Creek	The Woodlands, TX	$9.3	14.6	6/1/2021
2.	Camden Pier District II	St. Petersburg, FL	2.1	0.2	6/29/2021

Total/Average Land Acquisitions			$11.4	14.8 Acres

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2021:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2021	($1,875)	$—	$—	($1,875)	(0.1)%	N/A
2022	(3,703)	—	390,000	386,297	12.2%	3.0%
2023	(2,691)	—	250,000	247,309	7.8%	5.1%
2024	(2,088)	—	500,000	497,912	15.7%	4.0%
2025	(1,774)	—	—	(1,774)	(0.1)%	N/A
Thereafter	(9,377)	—	2,050,000	2,040,623	64.5%	3.4%
Total Debt	($21,508)	$—	$3,190,000	$3,168,492	100.0%	3.6%

Weighted Average Maturity of Debt		7.9 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$39,825	1.3%	1.9%	1.3 Years
Fixed rate debt	3,128,667	98.7%	3.6%	8.0 Years
Total	$3,168,492	100.0%	3.6%	7.9 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,168,492	100.0%	3.6%	7.9 Years
Secured debt	—	—%	N/A	N/A
Total	$3,168,492	100.0%	3.6%	7.9 Years

			Weighted Average

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	2Q21 NOI	% of Total
Unencumbered real estate assets	52,972	100.0%	$10,017,599	100.0%	$173,552	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.2x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2021 AND 2022:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
3Q 2021	($936)	$—	$—	($936)	N/A
4Q 2021	(939)	—	—	(939)	N/A
2021	($1,875)	$—	$—	($1,875)	N/A

1Q 2022	($941)	$—	$—	($941)	N/A
2Q 2022	(944)	—	—	(944)	N/A
3Q 2022	(946)	—	40,000	39,054	1.9%
4Q 2022	(872)	—	350,000	349,128	3.2%
2022	($3,703)	$—	$390,000	$386,297	3.0%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	23%	Yes

Secured Debt to Gross Asset Value	<	40%	—%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	510%	Yes

Unsecured Debt to Gross Asset Value	<	60%	24%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	30%	Yes

Total Secured Debt to Total Asset Value	<	40%	—%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	335%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	540%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF JUNE 30, 2021: (a)

	Future Scheduled Repayments (b)				Weighted Average Interest on Maturing Debt
Year	Amortization	Secured Maturities	Total	% of Total
2021	($86)	$—	($86)	(0.1)%	N/A
2022	(174)	—	(174)	(0.1)%	N/A
2023	(181)	—	(181)	(0.1)%	N/A
2024	(187)	5,977	5,790	3.6%	1.4%
2025	(193)	—	(193)	(0.1)%	N/A
Thereafter	(259)	155,814	155,555	96.6%	3.3%
Total Maturing Debt	($1,080)	$161,791	$160,711	99.8%	3.2%

Unsecured lines of credit (c)	$—	$313	$313	0.2%	3.3%
Total Debt	($1,080)	$162,104	$161,024	100.0%	3.2%

Weighted Average Maturity of Debt		5.6 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$58,242	36.2%	2.0%	4.8 Years
Fixed rate debt		102,782	63.8%	3.9%	6.1 Years
Total		$161,024	100.0%	3.2%	5.6 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$102,781	63.8%	3.9%	6.1 Years
Conventional variable-rate mortgage debt		51,953	32.3%	2.1%	5.0 Years
Variable-rate construction loans		5,977	3.7%	1.4%	3.0 Years
Unsecured lines of credit		313	0.2%	3.3%	0.6 Years
Total		$161,024	100.0%	3.2%	5.6 Years

REAL ESTATE ASSETS: (d)		Total Homes	Total Cost
Operating real estate assets		7,247	$920,587

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) As of June 30, 2021, these borrowings were drawn under the lines of credit with $8.5 million in total capacity.

(d) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2021 AND 2022: (a)

	Future Scheduled Repayments (b)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Total
3Q 2021	($43)	$—	($43)	N/A
4Q 2021	(43)	—	(43)	N/A
2021	($86)	$—	($86)	N/A

1Q 2022 (c)	($43)	$313	$270	3.3%
2Q 2022	(43)	—	(43)	N/A
3Q 2022	(44)	—	(44)	N/A
4Q 2022	(44)	—	(44)	N/A
2022	($174)	$313	$139	3.3%

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) 1Q 2022 maturities includes unsecured lines of credit with $0.3 million (Camden's pro-rata share) outstanding as of June 30, 2021. The lines of credits have $8.5 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second Quarter 2021
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$2,155	$43	$332	$7
Appliances	10	years	741	15	232	5
Painting	—		—	—	1,365	27
Cabinetry/Countertops	10	years	114	2	—	—
Other	9	years	1,488	30	983	20
Exteriors
Painting	5	years	257	5	—	—
Carpentry	10	years	984	20	—	—
Landscaping	6	years	426	9	2,872	57
Roofing	17	years	1,884	38	135	3
Site Drainage	10	years	116	2	—	—
Fencing/Stair	10	years	535	11	—	—
Other (b)	8	years	2,872	57	4,135	82
Common Areas
Mech., Elec., Plumbing	9	years	3,981	80	2,157	43
Parking/Paving	4	years	1,316	26	—	—
Pool/Exercise/Facility	7	years	1,152	23	425	9
Total Recurring (c)			$18,021	$361	$12,636	$253
Weighted Average Apartment Homes				49,887		49,887

Non-recurring & revenue enhancing capitalized expenditures (d)			$3,110

Reposition Expenditures (e)	10	years	$9,438	$20,081
Repositioned Apartment Homes				470

Pro-Rata Joint Venture Total Recurring (f)			$787	$347	$518	$228

	Year to Date 2021
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$4,164	$84	$640	$13
Appliances	10	years	1,600	32	462	9
Painting	—		—	—	2,571	52
Cabinetry/Countertops	10	years	219	4	—	—
Other	9	years	2,593	52	1,756	35
Exteriors
Painting	5	years	1,184	24	—	—
Carpentry	10	years	1,426	29	—	—
Landscaping	6	years	681	14	5,423	108
Roofing	17	years	3,025	61	284	6
Site Drainage	10	years	156	3	—	—
Fencing/Stair	10	years	829	17	—	—
Other (b)	8	years	4,530	90	8,010	162
Common Areas
Mech., Elec., Plumbing	9	years	6,438	130	4,103	83
Parking/Paving	4	years	1,529	31	—	—
Pool/Exercise/Facility	7	years	1,930	39	729	15
Pandemic Expenses	—		—	—	—	—
Total Recurring (c)			$30,304	$610	$23,978	$483
Weighted Average Apartment Homes				49,663		49,663

Non-recurring & revenue enhancing capitalized expenditures (d)			$6,585

Reposition Expenditures (e)	10	years	$17,318	$21,756
Repositioned Apartment Homes				796

Pro-Rata Joint Venture Total Recurring (f)			$1,184	$261	$1,003	$221

(a) Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2021.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and six months ended June 30, 2021 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.
(f) Company's pro-rata ownership is 31.3%.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net income attributable to common shareholders (a)	$30,179	$16,477	$61,526	$59,761
Real estate depreciation and amortization	97,122	90,500	187,829	180,011
Adjustments for unconsolidated joint ventures	2,630	2,287	5,229	4,529
Income allocated to non-controlling interests	1,260	1,103	2,386	2,385
Funds from operations	$131,191	$110,367	$256,970	$246,686

Less: recurring capitalized expenditures	(18,808)	(18,782)	(31,488)	(33,607)

Adjusted funds from operations	$112,383	$91,585	$225,482	$213,079

Weighted average number of common shares outstanding:
EPS diluted	100,767	99,408	100,197	99,394
FFO/AFFO diluted	102,444	101,156	101,896	101,142

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Total Earnings Per Common Share - Diluted	$0.30	$0.17	$0.61	$0.60
Real estate depreciation and amortization	0.95	0.89	1.84	1.78
Adjustments for unconsolidated joint ventures	0.02	0.02	0.05	0.04
Income allocated to non-controlling interests	0.01	0.01	0.02	0.02
FFO per common share - Diluted	$1.28	$1.09	$2.52	$2.44

Less: recurring capitalized expenditures	(0.18)	(0.18)	(0.31)	(0.33)

AFFO per common share - Diluted	$1.10	$0.91	$2.21	$2.11

(a) Net income attributable to common shareholders includes the approximate $14.4 million Pandemic Related Impact for the three and six months ended June 30,
2020. The total Pandemic Related Impact was comprised of $9.5 million related to the Resident Relief Funds which were established in April 2020. Of this amount, approximately $9.1 million was paid to residents at our wholly-owned communities and approximately $1.3 million of Resident Relief Funds paid to residents of the operating communities owned by our unconsolidated joint ventures, of which, we recognized our ownership interest of $0.4 million in equity in income of joint ventures. Additionally, we incurred approximately $4.1 million of pandemic expenses at our operating communities, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.3 million in other directly-related pandemic expenses. We also incurred approximately $0.8 million related to the Employee Relief Fund we established to help our employees impacted by the pandemic.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	3Q21	Range	2021	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.22	$0.28	$1.09	$1.29
Expected real estate depreciation and amortization	1.04	1.04	3.93	3.93
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
Expected FFO per share - diluted	$1.30	$1.36	$5.17	$5.37

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 12. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Net income (a)	$31,439	$17,511	$63,912	$61,978
Less: Fee and asset management income	(2,263)	(2,380)	(4,469)	(4,907)
Less: Interest and other income	(257)	(325)	(589)	(654)
Less: (Income)/loss on deferred compensation plans	(6,400)	(11,435)	(10,026)	3,425
Plus: Property management expense	6,436	5,939	12,560	12,466
Plus: Fee and asset management expense	1,019	820	2,151	1,663
Plus: General and administrative expense	15,246	14,391	29,468	27,624
Plus: Interest expense	24,084	23,482	47,728	43,189
Plus: Depreciation and amortization expense	99,586	92,803	192,727	184,662
Plus: Expense/(benefit) on deferred compensation plans	6,400	11,435	10,026	(3,425)
Less: Gain on sale of land	—	—	—	(382)
Less: Equity in income of joint ventures	(2,198)	(1,633)	(4,112)	(3,755)
Plus: Income tax expense	460	394	812	861
NOI (b) (c)	$173,552	$151,002	$340,188	$322,745

"Same Property" Communities	$154,560	$150,102	$305,043	$306,056
Non-"Same Property" Communities	15,995	13,687	30,485	28,114
Development and Lease-Up Communities	1,888	(339)	2,993	(414)
Pandemic Related Impact (b) (c)	—	(13,170)	—	(13,170)
Other	1,109	722	1,667	2,159
NOI (b) (c)	$173,552	$151,002	$340,188	$322,745

(a) Net income includes the approximate $14.4 million of Pandemic Related Impact for the three and six months ended June 30, 2020. Please refer to page 27, footnote
(a), for additional detail on the breakdown of the Pandemic Related Impact.

(b) Two Resident Relief Funds were established for residents experiencing financial losses caused by the pandemic, and paid out approximately $9.1 million to approximately 7,100 Camden residents of our wholly-owned communities. All charges related to these funds were recognized in 2Q20 as a reduction of revenue.

(c) We incurred approximately $4.1 million of pandemic expenses at our operating communities, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.3 million in other directly-related pandemic expenses, for the three and six months ended June 30, 2020.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, loss on early retirement of debt, income (loss) allocated to non-controlling interests, as well as the direct Pandemic Related Impact. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Net income attributable to common shareholders (a)	$30,179	$16,477	$61,526	$59,761
Plus: Interest expense	24,084	23,482	47,728	43,189
Plus: Depreciation and amortization expense	99,586	92,803	192,727	184,662
Plus: Income allocated to non-controlling interests	1,260	1,034	2,386	2,217
Plus: Income tax expense	460	394	812	861
Plus: Pandemic Related Impact (b)	—	13,920	—	13,920
Less: Gain on sale of land	—	—	—	(382)
Less: Equity in income of joint ventures	(2,198)	(1,633)	(4,112)	(3,755)
Adjusted EBITDA	$153,371	$146,477	$301,067	$300,473
Annualized Adjusted EBITDA	$613,484	$585,908	$602,134	$600,946

(a) Net income attributable to common shareholders includes the approximate $14.4 million Pandemic Related Impact for the three and six months ended June 30,
2020. Please refer to page 27, footnote (a), for additional detail on the breakdown of the Pandemic Related Impact.

(b) Approximately $13.9 million of the stated Pandemic Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, directly-related pandemic expenses, and bonuses paid to on-site employees, has been added back to the Adjusted EBITDA calculation.

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Unsecured notes payable	$3,168,180	$3,224,594	$3,167,713	$2,929,272
Total debt	3,168,180	3,224,594	3,167,713	2,929,272
Less: Cash and cash equivalents	(347,724)	(558,090)	(318,812)	(282,409)
Net debt	$2,820,456	$2,666,504	$2,848,901	$2,646,863

Net Debt to Annualized Adjusted EBITDA:

	Three months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020
Net debt	$2,820,456	$2,666,504	$2,848,901	$2,646,863
Annualized Adjusted EBITDA	613,484	585,908	602,134	600,946
Net Debt to Annualized Adjusted EBITDA	4.6x	4.6x	4.7x	4.4x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q3 '21	Q4 '21	Q1 '22	Q2 '22
Earnings Release & Conference Call	Late October	Early February	Late April	Late July

Dividend Information - Common Shares:	Q1 '21	Q2 '21
Declaration Date	2/4/2021	6/15/2021
Record Date	3/31/2021	6/30/2021
Payment Date	4/16/2021	7/16/2021
Distributions Per Share	$0.83	$0.83

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	Executive Vice Chairman
H. Malcolm Stewart	President & Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2021

(Unaudited)							2Q21 Avg Monthly		2Q21 Avg Monthly
			Year Placed	Average	Apartment	2Q21 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	97%	$1,623	$1.42	$1,856	$1.62
Camden Copper Square	Phoenix	AZ	2000	786	332	97%	1,296	1.65	1,608	2.05
Camden Foothills	Scottsdale	AZ	2014	1,032	220	97%	1,824	1.77	2,230	2.16
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,589	1.49	1,893	1.77
Camden Montierra	Scottsdale	AZ	1999	1,071	249	97%	1,532	1.43	1,812	1.69
Camden North End I	Phoenix	AZ	2019	921	441	96%	1,657	1.80	1,960	2.13
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	98%	1,829	2.05	2,012	2.26
Camden Pecos Ranch	Chandler	AZ	2001	949	272	98%	1,339	1.41	1,610	1.70
Camden San Marcos	Scottsdale	AZ	1995	984	320	97%	1,464	1.49	1,711	1.74
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	98%	1,488	1.43	1,804	1.73
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	98%	1,642	1.26	2,048	1.57
Camden Tempe	Tempe	AZ	2015	1,033	234	96%	1,648	1.60	1,986	1.92
TOTAL ARIZONA	12	Properties		1,006	3,686	97%	1,573	1.56	1,865	1.85

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	98%	2,187	2.17	2,409	2.39
Camden Glendale	Glendale	CA	2015	893	307	96%	2,388	2.67	2,542	2.85
Camden Harbor View	Long Beach	CA	2004	981	547	97%	2,621	2.67	2,725	2.78
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	2,140	2.12	2,364	2.34
Camden Martinique	Costa Mesa	CA	1986	795	714	98%	1,906	2.40	2,120	2.67
Camden Sea Palms	Costa Mesa	CA	1990	891	138	98%	2,200	2.47	2,354	2.64
The Camden	Hollywood	CA	2016	767	287	96%	2,882	3.76	2,510	3.27
Total Los Angeles/Orange County	7	Properties		900	2,663	97%	2,294	2.55	2,415	2.68

Camden Landmark	Ontario	CA	2006	982	469	98%	1,789	1.82	1,842	1.88
Camden Old Creek	San Marcos	CA	2007	1,037	350	99%	2,336	2.25	2,541	2.45
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	97%	2,170	2.26	2,433	2.53
Camden Tuscany	San Diego	CA	2003	895	160	95%	2,630	2.94	2,951	3.30
Camden Vineyards	Murrieta	CA	2002	1,053	264	98%	1,944	1.85	2,040	1.94
Total San Diego/Inland Empire	5	Properties		992	1,665	97%	2,106	2.12	2,275	2.29

TOTAL CALIFORNIA	12	Properties		935	4,328	97%	2,222	2.38	2,361	2.52

Camden Belleview Station	Denver	CO	2009	888	270	96%	1,565	1.76	1,859	2.09
Camden Caley	Englewood	CO	2000	921	218	97%	1,570	1.71	1,873	2.03
Camden Denver West	Golden	CO	1997	1,015	320	98%	1,870	1.84	2,129	2.10
Camden Flatirons	Denver	CO	2015	960	424	96%	1,706	1.78	2,001	2.09
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	98%	1,858	1.62	2,161	1.88
Camden Interlocken	Broomfield	CO	1999	1,002	340	97%	1,729	1.73	1,997	1.99
Camden Lakeway	Littleton	CO	1997	932	451	95%	1,666	1.79	1,945	2.09
Camden Lincoln Station	Lone Tree	CO	2017	844	267	96%	1,614	1.91	1,854	2.20
Camden RiNo	Denver	CO	2020	828	233	99%	1,829	2.21	2,105	2.54
TOTAL COLORADO	9	Properties		958	2,865	96%	1,717	1.79	1,997	2.08

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	98%	1,795	1.69	2,100	1.98
Camden College Park	College Park	MD	2008	942	509	96%	1,669	1.77	1,877	1.99
Camden Dulles Station	Oak Hill	VA	2009	977	382	96%	1,869	1.91	2,176	2.23
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	98%	1,924	1.82	2,230	2.11
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	1,948	2.09	2,308	2.47
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,867	1.87	2,117	2.13
Camden Grand Parc	Washington	DC	2002	672	105	96%	2,509	3.73	2,875	4.28
Camden Lansdowne	Leesburg	VA	2002	1,006	690	98%	1,747	1.74	2,051	2.04
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	97%	1,753	1.71	1,969	1.92
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,694	1.98	1,984	2.32
Camden Noma	Washington	DC	2014	769	321	96%	2,131	2.77	2,398	3.12
Camden Noma II	Washington	DC	2017	759	405	95%	2,213	2.92	2,574	3.39
Camden Potomac Yard	Arlington	VA	2008	832	378	96%	2,022	2.43	2,379	2.86
Camden Roosevelt	Washington	DC	2003	856	198	95%	2,832	3.31	3,230	3.77
Camden Russett	Laurel	MD	2000	992	426	98%	1,603	1.62	1,858	1.87
Camden Shady Grove	Rockville	MD	2018	877	457	97%	1,808	2.06	2,037	2.32
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	1,738	1.78	2,023	2.07
Camden South Capitol (1)	Washington	DC	2013	821	281	95%	2,253	2.74	2,767	3.37
Camden Washingtonian	Gaithersburg	MD	2018	870	365	98%	1,832	2.11	2,064	2.37
TOTAL DC METRO	19	Properties		922	6,863	97%	1,903	2.06	2,200	2.39

Camden Aventura	Aventura	FL	1995	1,108	379	97%	1,996	1.80	2,381	2.15
Camden Boca Raton	Boca Raton	FL	2014	843	261	97%	2,017	2.39	2,334	2.77
Camden Brickell	Miami	FL	2003	937	405	98%	2,141	2.28	2,394	2.55
Camden Doral	Miami	FL	1999	1,120	260	98%	1,935	1.73	2,173	1.94
Camden Doral Villas	Miami	FL	2000	1,253	232	99%	2,132	1.70	2,498	1.99
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	98%	2,132	2.04	2,449	2.35
Camden Plantation	Plantation	FL	1997	1,201	502	98%	1,757	1.46	2,063	1.72
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	99%	1,835	1.65	2,140	1.92
Total Southeast Florida	8	Properties		1,079	2,781	98%	1,983	1.84	2,293	2.13

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2021

(Unaudited)							2Q21 Avg Monthly		2Q21 Avg Monthly
			Year Placed	Average	Apartment	2Q21 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	99%	$1,459	$1.36	$1,721	$1.60
Camden Lago Vista	Orlando	FL	2005	955	366	98%	1,361	1.43	1,616	1.69
Camden LaVina	Orlando	FL	2012	969	420	98%	1,379	1.42	1,647	1.70
Camden Lee Vista	Orlando	FL	2000	937	492	98%	1,368	1.46	1,624	1.73
Camden North Quarter	Orlando	FL	2016	806	333	98%	1,505	1.87	1,651	2.05
Camden Orange Court	Orlando	FL	2008	817	268	97%	1,359	1.66	1,635	2.00
Camden Thornton Park	Orlando	FL	2016	920	299	92%	1,715	1.86	1,900	2.07
Camden Town Square	Orlando	FL	2012	983	438	97%	1,392	1.42	1,595	1.62
Camden Waterford Lakes (1)	Orlando	FL	2014	971	300	97%	1,461	1.50	1,751	1.80
Camden World Gateway	Orlando	FL	2000	979	408	98%	1,403	1.43	1,640	1.67
Total Orlando	10	Properties		944	3,594	97%	1,431	1.52	1,667	1.77

Camden Bay	Tampa	FL	1997/2001	943	760	97%	1,345	1.43	1,639	1.74
Camden Montague	Tampa	FL	2012	972	192	98%	1,395	1.44	1,704	1.75
Camden Pier District	St. Petersburg	FL	2016	989	358	98%	2,603	2.63	2,781	2.81
Camden Preserve	Tampa	FL	1996	942	276	97%	1,529	1.62	1,809	1.92
Camden Royal Palms	Brandon	FL	2006	1,017	352	98%	1,323	1.30	1,627	1.60
Camden Visconti (1)	Tampa	FL	2007	1,125	450	97%	1,512	1.34	1,797	1.60
Camden Westchase Park	Tampa	FL	2012	992	348	98%	1,505	1.52	1,815	1.83
Total Tampa	7	Properties		997	2,736	98%	1,576	1.58	1,858	1.86

TOTAL FLORIDA	25	Properties		1,001	9,111	98%	1,643	1.64	1,916	1.91

Camden Brookwood	Atlanta	GA	2002	916	359	97%	1,474	1.61	1,756	1.92
Camden Buckhead Square	Atlanta	GA	2015	827	250	97%	1,573	1.90	1,799	2.17
Camden Creekstone	Atlanta	GA	2002	990	223	98%	1,433	1.45	1,688	1.71
Camden Deerfield	Alpharetta	GA	2000	1,187	292	98%	1,519	1.28	1,808	1.52
Camden Dunwoody	Atlanta	GA	1997	1,007	324	98%	1,409	1.40	1,690	1.68
Camden Fourth Ward	Atlanta	GA	2014	844	276	98%	1,737	2.06	2,007	2.38
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	98%	1,549	1.66	1,905	2.04
Camden Paces	Atlanta	GA	2015	1,408	379	98%	2,607	1.85	2,937	2.09
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	98%	1,420	1.38	1,725	1.68
Camden Phipps (1)	Atlanta	GA	1996	1,016	234	96%	1,601	1.58	1,919	1.89
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	98%	1,375	1.20	1,665	1.46
Camden St. Clair	Atlanta	GA	1997	999	336	97%	1,407	1.41	1,694	1.70
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	99%	1,290	1.28	1,561	1.55
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,481	1.64	1,738	1.93
TOTAL GEORGIA	14	Properties		1,014	4,496	97%	1,572	1.55	1,859	1.83

Camden Ballantyne	Charlotte	NC	1998	1,048	400	97%	1,326	1.27	1,573	1.50
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,474	1.63	1,710	1.89
Camden Dilworth	Charlotte	NC	2006	857	145	95%	1,499	1.75	1,760	2.05
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	1,252	1.21	1,477	1.43
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	1,139	1.21	1,352	1.44
Camden Foxcroft II	Charlotte	NC	1985	874	100	96%	1,245	1.42	1,484	1.70
Camden Gallery	Charlotte	NC	2017	743	323	96%	1,567	2.11	1,799	2.42
Camden Grandview	Charlotte	NC	2000	1,059	266	97%	1,720	1.62	1,961	1.85
Camden Grandview II	Charlotte	NC	2019	2,241	28	98%	3,505	1.56	3,755	1.68
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,206	1.24	1,432	1.47
Camden South End	Charlotte	NC	2003	878	299	96%	1,492	1.70	1,735	1.98
Camden Southline (1)	Charlotte	NC	2015	831	266	94%	1,552	1.87	1,794	2.16
Camden Stonecrest	Charlotte	NC	2001	1,098	306	97%	1,386	1.26	1,641	1.49
Camden Touchstone	Charlotte	NC	1986	899	132	98%	1,144	1.27	1,383	1.54
Total Charlotte	14	Properties		954	3,104	96%	1,425	1.49	1,664	1.74

Camden Asbury Village (1)	Raleigh	NC	2009	1,009	350	97%	1,303	1.29	1,550	1.54
Camden Carolinian	Raleigh	NC	2017	1,118	186	95%	2,101	1.88	2,238	2.00
Camden Crest	Raleigh	NC	2001	1,014	438	97%	1,139	1.12	1,377	1.36
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	98%	1,186	1.13	1,466	1.40
Camden Lake Pine	Apex	NC	1999	1,066	446	99%	1,257	1.18	1,492	1.40
Camden Manor Park	Raleigh	NC	2006	966	484	95%	1,246	1.29	1,496	1.55
Camden Overlook	Raleigh	NC	2001	1,061	322	97%	1,329	1.25	1,610	1.52
Camden Reunion Park	Apex	NC	2000/2004	972	420	98%	1,146	1.18	1,421	1.46
Camden Westwood	Morrisville	NC	1999	1,027	354	97%	1,205	1.17	1,442	1.40
Total Raleigh	9	Properties		1,022	3,242	97%	1,275	1.25	1,520	1.49

TOTAL NORTH CAROLINA	23	Properties		989	6,346	97%	1,348	1.36	1,590	1.61

Camden Franklin Park	Franklin	TN	2018	967	328	97%	1,742	1.80	1,767	1.83
Camden Music Row	Nashville	TN	2016	903	430	98%	2,039	2.26	2,060	2.28
TOTAL TENNESSEE	2	Properties		931	758	97%	1,911	2.05	1,933	2.08

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2021

(Unaudited)							2Q21 Avg Monthly		2Q21 Avg Monthly
			Year Placed	Average	Apartment	2Q21 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (1)	Austin	TX	2009	862	348	98%	$1,177	$1.37	$1,427	$1.65
Camden Amber Oaks II (1)	Austin	TX	2012	910	244	97%	1,254	1.38	1,543	1.69
Camden Brushy Creek (1)	Cedar Park	TX	2008	882	272	98%	1,264	1.43	1,394	1.58
Camden Cedar Hills	Austin	TX	2008	911	208	95%	1,396	1.53	1,682	1.85
Camden Gaines Ranch	Austin	TX	1997	955	390	97%	1,535	1.61	1,845	1.93
Camden Huntingdon	Austin	TX	1995	903	398	97%	1,229	1.36	1,511	1.67
Camden La Frontera	Austin	TX	2015	901	300	98%	1,296	1.44	1,519	1.69
Camden Lamar Heights	Austin	TX	2015	838	314	96%	1,523	1.82	1,725	2.06
Camden Rainey Street	Austin	TX	2016	873	326	98%	2,015	2.31	2,306	2.64
Camden Shadow Brook (1)	Austin	TX	2009	909	496	97%	1,244	1.37	1,410	1.55
Camden Stoneleigh	Austin	TX	2001	908	390	98%	1,365	1.50	1,611	1.77
Total Austin	11	Properties		897	3,686	97%	1,387	1.55	1,627	1.81

Camden Addison	Addison	TX	1996	942	456	98%	1,289	1.37	1,521	1.61
Camden Belmont	Dallas	TX	2010/2012	946	477	97%	1,467	1.55	1,752	1.85
Camden Buckingham	Richardson	TX	1997	919	464	98%	1,281	1.39	1,559	1.70
Camden Centreport	Ft. Worth	TX	1997	912	268	98%	1,255	1.38	1,551	1.70
Camden Cimarron	Irving	TX	1992	772	286	97%	1,272	1.65	1,529	1.98
Camden Design District (1)	Dallas	TX	2009	939	355	96%	1,412	1.50	1,602	1.71
Camden Farmers Market	Dallas	TX	2001/2005	932	904	96%	1,362	1.46	1,651	1.77
Camden Henderson	Dallas	TX	2012	966	106	98%	1,541	1.59	1,770	1.83
Camden Legacy Creek	Plano	TX	1995	831	240	95%	1,343	1.62	1,582	1.90
Camden Legacy Park	Plano	TX	1996	870	276	96%	1,333	1.53	1,572	1.81
Camden Panther Creek (1)	Frisco	TX	2009	946	295	98%	1,364	1.44	1,552	1.64
Camden Riverwalk (1)	Grapevine	TX	2008	989	600	97%	1,511	1.53	1,770	1.79
Camden Valley Park	Irving	TX	1986	743	516	96%	1,111	1.49	1,355	1.82
Camden Victory Park	Dallas	TX	2016	861	423	96%	1,674	1.94	1,933	2.25
Total Dallas/Ft. Worth	14	Properties		902	5,666	97%	1,369	1.52	1,624	1.80

Camden City Centre	Houston	TX	2007	932	379	96%	1,422	1.53	1,658	1.78
Camden City Centre II	Houston	TX	2013	869	268	94%	1,401	1.61	1,660	1.91
Camden Cypress Creek (1)	Cypress	TX	2009	993	310	95%	1,344	1.35	1,587	1.60
Camden Cypress Creek II (1)	Cypress	TX	2020	950	234	98%	1,320	1.39	1,496	1.57
Camden Downs at Cinco Ranch (1)	Katy	TX	2004	1,075	318	98%	1,310	1.22	1,586	1.47
Camden Downtown (2)	Houston	TX	2020	1,052	271	Lease-Up	2,433	2.31	2,731	2.60
Camden Grand Harbor (1)	Katy	TX	2008	959	300	97%	1,220	1.27	1,483	1.55
Camden Greenway	Houston	TX	1999	861	756	96%	1,334	1.55	1,583	1.84
Camden Heights (1)	Houston	TX	2004	927	352	95%	1,481	1.60	1,767	1.91
Camden Highland Village	Houston	TX	2014/2015	1,175	552	95%	2,134	1.82	2,275	1.94
Camden Holly Springs	Houston	TX	1999	934	548	97%	1,244	1.33	1,502	1.61
Camden McGowen Station	Houston	TX	2018	1,004	315	95%	1,956	1.95	2,197	2.19
Camden Midtown	Houston	TX	1999	844	337	95%	1,434	1.70	1,679	1.99
Camden Northpointe (1)	Tomball	TX	2008	940	384	97%	1,170	1.24	1,450	1.54
Camden Oak Crest	Houston	TX	2003	870	364	97%	1,145	1.32	1,412	1.62
Camden Park	Houston	TX	1995	866	288	97%	1,105	1.28	1,356	1.57
Camden Plaza	Houston	TX	2007	915	271	97%	1,564	1.71	1,796	1.96
Camden Post Oak	Houston	TX	2003	1,200	356	95%	2,386	1.99	2,647	2.21
Camden Royal Oaks	Houston	TX	2006	923	236	94%	1,394	1.51	1,449	1.57
Camden Royal Oaks II	Houston	TX	2012	1,054	104	89%	1,645	1.56	1,723	1.63
Camden Spring Creek (1)	Spring	TX	2004	1,080	304	96%	1,246	1.15	1,511	1.40
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,122	1.33	1,366	1.62
Camden Sugar Grove	Stafford	TX	1997	921	380	98%	1,214	1.32	1,438	1.56
Camden Travis Street	Houston	TX	2010	819	253	95%	1,397	1.71	1,679	2.05
Camden Vanderbilt	Houston	TX	1996/1997	863	894	94%	1,360	1.58	1,606	1.86
Camden Whispering Oaks	Houston	TX	2008	936	274	98%	1,265	1.35	1,530	1.63
Camden Woodson Park (1)	Houston	TX	2008	916	248	94%	1,186	1.30	1,456	1.59
Camden Yorktown (1)	Houston	TX	2008	995	306	96%	1,181	1.19	1,407	1.41
Total Houston	28	Properties		950	9,806	96%	1,445	1.52	1,677	1.76

TOTAL TEXAS	53	Properties		926	19,158	96%	1,411	1.52	1,652	1.78

TOTAL PROPERTIES	169	Properties		959	57,611	97%	$1,605	$1.67	$1,882	$1.96

(1) Communities owned through investment in joint venture. Pro-Rata ownership is 31.3%.

(2) Completed communities in lease-up as of June 30, 2021 are excluded from total occupancy numbers.